EXHIBIT 99.1



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         [IRIS INTERNATIONAL, INC. LOGO]


                                                                    NEWS RELEASE
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CONTACTS:   CESAR GARCIA
            PRESIDENT AND CHIEF EXECUTIVE OFFICER
            818-709-1244 X123 OR
            RON STABINER, THE WALL STREET GROUP, INC.
            212-888-4848

FOR IMMEDIATE RELEASE:


IRIS PRESENTATION AT ROTH CAPITAL PARTNERS INSTITUTIONAL INVESTOR CONFERENCE AVAILABLE VIA ARCHIVED WEBCAST

CHATSWORTH, CALIF., SEPT. 15, 2004 - IRIS INTERNATIONAL, INC. (NASDAQ: IRIS), a manufacturer and marketer of automated IVD urinalysis systems and medical devices used in hospitals and reference clinical laboratories worldwide, today announced that President and Chief Executive Officer Cesar Garcia made a presentation at the Roth Capital Partners Institutional Investor Conference in New York City.

During his presentation, Mr. Garcia stated that IRIS International expects revenue growth of 20-25 % in 2005. He also said that earnings are expected to accelerate faster than revenues.

Mr. Garcia's presentation to members of the investment community in New York City on Tuesday, Sept. 14, 2004, can be accessed via an archived Webcast at http://www.wsw.com/webcast/roth4/iris.

THE COMPANY

IRIS International, Inc. (www.proiris.com) is a leader in automated urinalysis technology with systems in major medical institutions throughout the world. The Company's newest generation iQ(R)200 Automated Urine Microscopy Analyzer, utilizing image flow cytometry, patented Automated Intelligent Microscopy (AIM) technology and neural network-based particle recognition, achieves a significant reduction in the cost and time-consuming steps involved in manual microscopic analysis. The Company's StatSpin(R) subsidiary, based in Norwood, Mass., manufactures innovative centrifuges and blood analysis products. Advanced Digital Imaging Research, LLC (ADIR), based near Houston, Texas, is the Company's imaging research and development subsidiary.

SAFE HARBOR PROVISION

This news release contains forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, the Company's views on future commercial revenues, market growth, capital requirements, new product introductions, and are generally identified by phrases such as "thinks,"
"anticipates," "believes," "estimates," "expects," "intends," "plans," and similar words. Forward-looking statements are not guarantees of future performance and are inherently subject to uncertainties and other factors which could cause actual results to differ materially from the forward-looking statement. These statements are based upon, among other things, assumptions made by, and information currently available to, management, including management's own knowledge and assessment of the Company's industry, competition and capital requirements. Other factors and uncertainties that could affect the Company's forward-looking statements include, among other things, the following: the acceptance by customers of our new iQ(R)200 product platform, our substantial expansion of international sales and our reliance on key suppliers, the potential need for changes in long-term strategy in response to future developments; future advances in diagnostic testing methods and procedures, as well as potential changes in government regulations and healthcare policies, both of which could adversely affect the economics of the diagnostic testing procedures automated by the Company's products; rapid technological change in the microelectronics and software industries; and increasing competition from imaging and non-imaging based in-vitro diagnostic products. The Company refers interested persons to its most recent Annual Report on Form 10-K and its other SEC filings for a description of additional uncertainties and factors that may affect forward-looking statements. The Company assumes no duty to update its forward-looking statements.